KANDI TECHNOLOGIES GROUP, INC



康迪 KANDI

Investor Presentation

May 2016

KANDI 康迪

SAFE HARBOR STATEMENT

Except for historical information contained herein, the statements made in the presentation of Kandi Technologies Group, Inc. (the "Company") are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and government policies. These and other risks are described in the Company's filings with the Securities and Exchange Commission.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. These forward-looking statements speak as of the date hereof. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

TABLE OF CONTENTS

KANDI AT A GLANCE

- **Founded** in 2002
- **NASDAQ GS:** KNDI (*listed since March 2008*)
- **Stock Price:** $6.73*
- **Market Cap:** $321.0M *(47,689,638* outstanding shares)*
- **Three-month Average Daily Volume**: 511,019 Shares*
- **Headquarters:** Jinhua, Zhejiang Province, China
- **Three full-scale production facilities** in Shanghai, Jinhua, and Changxing
  - Facility in Jiangsu Rugao, ready for product sales in 2Q16
  - Facility in Haikou, under construction









** As of May18, 2016*

BUSINESS OVERVIEW

康迪 KANDI

-Leading pure EV products provider in China.
-Committed to alleviating pollution, traffic congestion, parking scarcity and energy crisis.

-50/50 Joint Venture with Geely Auto (JV Company) for fast-growing market in China.
-China's top pure EV product seller in 2015 and No. 7 worldwide*

康迪 KANDI

-Innovative MPT (Micro Public Transportation) Program promotes rapid EV adoption.
-Launched direct sales program for rapid growth market in China.

-Solid financial performance 2015 vs. 2014: revenue grew 18.1%, EV parts sales up 68.4%, adjusted net income up 101%.
-Strong guidance in 2016.

**Source: China's leading EV industry website*

康迪 KANDI

EVOLVING INTO PURE EV BUSINESS

Initiated **R&D for pure EV** in 2007	Started **Quick Battery Exchange (QBEX)** in 2009	**Accelerated design, production & distribution** of EVs in mid-2012	Formed **50/50 Joint Venture** with Geely Auto in March 2013; 1st to launch MPT program in 2013	Started **direct sales** to individual customers beginning in April 2015	Announced to jointly promote connected electric vehicles and **"Car-Share 4.0" with Geely, Alibaba, ZTE, Uber China and Minsheng Bank** in November 2015	Expanded MPT program to **16 cities** till the end of 2015	Four EV products received the **tax exemption** approval in April 2016

EV MODELS



Kandi K17 Cyclone

Overall Size	3971*1745*1496	Wheel Base	2461 mm
Max. Speed	≥100 km/h	Driving Range	190 km





Kandi K11 Panda

Overall Size	3598*1630*1595	Wheel Base	2340 mm
Max. Speed	100 km/h	Driving Range	160 km
Total Weight	1500 kg	Battery	lithium-ion ferrous phosphate



Kandi K10 Mini

Overall Size	2900*1545*1590	Wheel Base	2080 mm
Max. Speed	100 km/h	Driving Range	160 km
Total Weight	1340 kg	Battery	lithium-ion ferrous phosphate

EV MODELS (CONTINUED)



Kandi K12 (City Beauty)
Sales expected to start in 3Q16



Kandi K13 (City Cowboy)



Kandi K30
Model #SMA7002BEV05

MULTIPLE PRODUCTION FACILITIES

康迪 KANDI


beijing
shanghai
hongkong

Changxing Facility*



Shanghai Facility*



Jinhua Facility



Jiangsu Rugao* facility, ready for product sales in 3Q 2016

Haikou facility, under construction

*Facility of Kandi Electric Vehicles Group (JV Company)

PRODUCTION FACILITY IN HAINAN

- Designated as an **official tourism island** by the Chinese government
- Momentum towards legislation to **ban all non-electric vehicles** within the province
- Kandi secured an agreement with the **Haikou government** to build its Hainan facility in Haikou Hi-Tech Zone
- Annual **capacity of 100,000** EVs after completion; Preliminary expectation of starting production in back half of 2017







JOINT VENTURE WITH GEELY AUTO

Kandi Electric Vehicles Group Co., Ltd. (The JV Company)

Established in March 2013 - **50/50** ownership interest

Increases **production capacity** to satisfy market demand

Develops, manufactures and sells EVs & related auto parts

24,220 EVs sold in 2015 vs. 10,935 in 2014 ; expect 2016 EV sales **of 35,000 or more**

"Global Hawk" trademark to strengthen brand recognition

TABLE OF CONTENTS

MARKET OVERVIEW: FOUR MAJOR ISSUES

- Growing demand for motor vehicles due to rapid economic development and fast-paced urbanization
- Adoption of pure EVs and MPT Program helps alleviate major issues

1. Environmental Contamination


咳咳!
咳咳!
咳咳!

2. Energy Shortage





3. Traffic Congestion


地球还有车位吗?

4. Scarce Parking

THREE DRIVERS OF RESOURCE WASTE

①Wasted parking resources


Wasted Parking Resources
10%
90%
Parking Time
Driving Time



②Wasted road resources


Wasted Road Resources
30%
50%
20%
Road for normal driving
Others
Road for commuters' driving



③Wasted vehicle resources


Wasted Vehicle Resources
5%
25%
70%
Only 1 person in car
2-3 persons in car
4-5 persons in car

EV DEVELOPMENT BARRIERS

- High Costs
- Short Driving Range
- Long Charging Time
- Lack of Charging Facilities
- Battery Maintenance & Pollution



OVERCOMING BARRIERS: MPT PROGRAM

Micro Public Transportation (MPT) program with trial services initiated in **16 cities in China**

- The key strategy in 2016 is to increase the EV deployment in the existing cities and enhance the business operating scale. The main targeting cities will be Hangzhou, Haikou, Kunming, Nanjing, Tianjin, etc.
- Shared **pure EV transportation** platform for urban residents
- Supported by **a network of charging/parking stations**, which provides charging, maintenance and battery recycling facilities
- **Centralized tracking system** allows for easy vehicle returns
- **Less expensive** than standard taxis
- **Maximizes advantages** of Kandi's existing EV products, technology and infrastructure, **further stimulates** the expansion of the EV markets to urban communities
- Creates **a cleaner, more affordable** public transportation option for urban residents
- **Wide recognition and support** from:
  - Government officials (subsidies)
  - End users and drivers
  - Business partners

CONVENIENCE & EASE OF USE

Automated Charging/Parking Towers

- Fully computerized control system
- Customers not required to enter garage
- Automatic parking
- Smart charging device assembled

On-Street Parking/Hotel Stations

- Charging, maintenance, battery recycling
- Located at airports, train stations, hotels, business centers, selected residential areas and other areas prone to traffic congestion



Centralized tracking system monitors the real-time status and precise location of each rented vehicle


微公交站点
微公交



Hangzhou Huanglong Hotel

TABLE OF CONTENTS

SIZEABLE PURCHASE INCENTIVES

Central Government Subsidy → EV manufacturers compensated in advance

Local Government Subsidy → Applied by the distributor/EV operator on behalf of consumers

Subsidies benefit consumers as prices paid reflect deduction of both subsidies

CENTRAL GOVERNMENT SUBSIDY

Central Government Allowance Policy 中央补贴政策
For New Energy Vehicle 新能源汽车
Year 2013-2020

CNY 人民币 000

Product 产品	Kilometers 续航里程 （公里）	2013	2014	2015	2016	2017	2018	2019	2020
Pure EV 纯电动汽车	2013-2015 (80=<R<150)	35	33.25	31.5	-	-	-	-	-
	2016-2020 (100=<R<150)	-	-	-	25	20	20	15	15
	150=<R<250	50	47.5	45	45	36	36	27	27
	>=250	60	57	54	55	44	44	33	33
Hybrid EV 混合动力电动汽车	>=50	35	33.25	31.5	30	24	24	18	18

Remark: Sourced from http://www.caam.org.cn/guojiazhengce/20150422/1005156684.html

LOCAL GOVERNMENT SUBSIDY

City	Main Contents
Beijing	1:1 based on central government subsidy at the total amount not exceeding 60% of the market price.
Shanghai	Pure EV 30K/Unit; Hybrid EV 10K/unit.
Shenyang	0.7~0.9:1 based on central government subsidy but the total amount not exceeding 60% of the market price
Shaanxi	1:1 based on central government subsidy
Wuhan	1:1 based on central government subsidy, but the total amount not exceeding 60% of the market price
Haikou	60% of the central government subsidy
Jiangsu	Pure EV 15K/unit; Hybrid EV 10K/unit
Shenzhen	1:1 based on central government subsidy
Ha'erbin	0.8:1 based on central government subsidy with maximum 24K, but the total amount not exceeding 60% of the the market price
Qinghai	50% of the central government subsidy
Xi'an	1:1 based on central government subsidy with maximum 30K
Hebei	1:1 based on central government subsidy with maximum 30K

Remark: 1) Only show partial cities; 2) The allowance from local government are differential and maybe be changed on yearly basis.

Source: http://nev.ofweek.com/2015-11/ART-71011-8480-29031205_2.html

康迪 KANDI

OTHER BENEFITS FOR NEVS

1. Exemption for the vehicles purchase taxes (about 10% of the vehicles selling price excluding Value-added tax).

1. Many cities, such as Beijing ,Tianjin, Hangzhou, are exempting EVs from purchase quota, rush-hour restrictions keeping vehicles off the road for one day a week.

2. Free license plate in Shanghai, the fee for the license plate will be between $ 11,410-$13,040.

Remark: Sourced from http://nev.ofweek.com/2015-11/ART-71011-8480-29031205_2.html

TARGET FOR NEV DEVELOPMENT IN CHINA


Ten Thousand
NEV Growth Till 2020
120
100
80
60
40
20
0
CAGR: 37%
20.7
100
2015
2020

According to the plan <China Manufacturing 2025>, China NEV will reach 5% above of the total annual automobiles sales in 2020 and around 20% in 2025.

IMPORTANT POLICES IN CHINA

1. Increase the charging facilities: New residential area needs to maintain 100% charging facilities and 10% for the existing public building and public parking places.
2. While government departments purchasing automobiles, NEVs purchase should reach 50%.
3. Tax exemption for vehicles purchase tax.

1. No driving restriction and purchase limit for NEVs; If there is, it will be cancelled.
2. Implement the central government NEVs subsidy policy till 2020.
3. Meet accumulated-5M-NEVs target in 2020 and have annual production capacity for 2M NEVs, and reach 5% above of the total annual automobiles sales in 2020 and around 20% in 2025.
4. Implement separate license plates for NEVs per Ministry of Public Security.

Remark: Sourced from China Association of Automobile Manufacturers http://www.caam.org.cn/

TABLE OF CONTENTS

REVENUE (USD IN MILLIONS)



350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
CAGR: 46.9%
64.5
94.5
170.2
201.1
300.0
Up 15.7%
43.8
50.7
Up 7.5%
43
46.2
2012
2013
2014
2015
2016E
1Q 2015
1Q 2016
1Q 2015 (EV parts)
1Q 2016 (EV parts)

NET INCOME (USD IN MILLIONS)



16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
4.2
5.2
12.3
14.7
6.1
0.1
3.4
3.7
CAGR: 51.8%
Up 7.5%
2012
2013
2014
2015
1Q 2015
1Q 2016
1Q 2015* (Non-GAAP)
1Q 2016* (Non-GAAP)

*Non-GAAP net income excludes stock option expense and the valuation change for warrants, there was $6.3 million more in 1Q 2016 compared to 1Q 2015.

JV BUSINESS GROWTH



Sales
(USD in millions)
500.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
CAGR: 46.5%
215.5
362.7
461
2014
2015
2016 F



EV Products
(in Units)
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
CAGR: 79%
10,935
24,220
35,000
2014
2015
2016 F

EV SALES BREAKDOWN

EV sales by segment



30,000
25,000
20,000
15,000
10,000
5,000
-
MPT
Direct Sales
1,670
643
3,803
3,004
3,000
5,626
6,474
9,273
14,947
Q1
Q2
Q3
Q4
2015

	MPT	Direct Sales	Total
Q1	1,670	-	1,670
Q2	3,803	643	4,446
Q3	3,000	3,004	6,004
Q4	6,474	5,626	12,100
2015	14,947	9,273	24,220

EV sales by model



K17
K10
K11
K12 & K30
1,945
10,472
11,801

	K17	K10	K11	K12 & K30
2015	1,945	11,801	10,472	2
2016E	~20,000	~15,000		

康迪 KANDI

FIVE-YEAR FINANCIAL HIGHLIGHTS

	Fiscal Year Ended Dec 31				
USD in millions *(excluding per share)*	**2011**	**2012**	**2013**	**2014**	**2015**
Revenues	40.18	64.51	94.54	170.23	201.07
Gross Profit	9.21	12.89	21.74	23.40	28.42
Operating Income (Loss)	3.04	5.31	1.56	5.24	(3.95)*
Net Income	9.11	6.05	-21.14	12.27	14.67
Adj. Net Income	4.00	4.17	5.16	14.20	28.50
Fully Diluted EPS	0.32	0.20	-0.61	0.29	0.31
Select Balance Sheet Items					
Cash/Cash Equivalent	2.29	12.14	12.76	26.38	16.74
Current Liabilities	52.51	73.10	86.64	99.12	130.95
Current Assets	69.97	109.00	80.01	138.33	190.87
Total Assets	112.27	160.28	204.31	323.07	371.47

** Including the stock compensation expense for $22.4 M in 2015 while $8.5 M for 2014 and $9.7 M for 2013.*

KANDI VALUE PROPOSITION

- **Direct Exposure** to rapidly growing EV market in China
- **JV Partnership** with Geely Auto enhances development of high quality and large scale EV products
- **Innovative MPT Program** accelerates wide-spread adoption of Kandi's EV products
- **Expanding Municipal Infrastructure** in EV parking/charging facilities increases ease-of-use of Kandi EV products
- **Government Subsidies** provide strong purchase incentives to consumers

26

2016 MILESTONES



2016 Outlook: deliver 35,000 or more EVs

2016 net revenues between $270-$300 million



Rugao facility starts production; Hainan facility under construction



Expand MPT Program into additional cities



Sales and production of new EV models

Thank you

Company Contact:

Kewa Luo, *Head of Public Relations, VP*

212-551-3610

IR@kandigroup.com

Follow us on Twitter: @Kandi_Group

Independent Accountant:
BDO China

Legal Counsel:
Pryor Cashman LLP
New York, NY

TABLE OF CONTENTS

ORGANIZATIONAL STRUCTURE



Kandi Technologies Group, Inc. (KNDI)
100%
Continental Development Limited (BVI)
100%
Zhejiang Kandi Vehicles Co,. Ltd.
50%
Kandi Electric Vehicles Group (the "JV" Company)
Yongkang Scrou Electric
100%
50%
Jinhua Kandi New Energy Vehicle
Kandi Electric Vehicle (Changxing)
100%
Zhejiang Zuozhongyou Electric Vehicle Service (the "Service Company")
9.5%
90%
10%
Zhejiang Kandi Electric Vehicles (Jinhua)
100%
100%
Kandi Electric Vehicles (Jiangsu)
Kandi Electric Vehicles (Haikou)
Kandi Electric Vehicles (Shanghai)
100%
100%
Zhejiang JiHeKang Electric Vehicles Sales

MANAGEMENT TEAM

Hu Xiaoming - *Chairman, Chief Executive Officer & President*

- Chief Executive Officer, President and Chairman of the Board since March 2002;
- Project Manager (Chief Scientist) in WX Pure Electric Vehicle Development, a state-level high-priority technology developmental plan from October 2003 to April 2005;
- Served as Chairman of Yongkang Instrument Factory and served as General Manager in Wan Xiang Electric Vehicle Developing Center and Wan Xiang Battery Company;
- Recipient of numerous invention patents, utility model patents, and appearance design patents.

Henry Wang - *Chief Financial Officer*

- Named as Chief Financial Officer effective May 1, 2015;
- Over 20 years of international finance experience;
- Formerly Chief Financial Officer for Shanghai Always Marketing Service Co., LTD., and Renesola Ltd. (NYSE: SOL);
- CPA and CIA certifications in China; Master's degree in Law from Renmin University of China and a Master's of Business Administration from the Open University of Hong Kong.